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                                                                   Exhibit 10.38


                      FISHER SCIENTIFIC INTERNATIONAL INC.
                                 RETIREMENT PLAN

                (Amended and Restated Effective January 1, 1999)

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                                TABLE OF CONTENTS

INTRODUCTION...............................................................................................       1

ARTICLE 1.      DEFINITIONS................................................................................       3
         1.1.   "Accrued Benefit"..........................................................................       3
         1.2.   "Accumulation Account".....................................................................       3
         1.3.   "Act"......................................................................................       3
         1.4.   "Actuarial Equivalent,"....................................................................       3
         1.5.   "Administrative and Investment Committee" or "Committee"...................................       4
         1.6.   "Affiliate"................................................................................       4
         1.7.   "Annuity Starting Date"....................................................................       4
         1.8.   "Authorized Leave of Absence"..............................................................       4
         1.9.   "Beneficiary"..............................................................................       5
         1.10.  "Board of Directors".......................................................................       5
         1.11.  "Cash Balance Account".....................................................................       5
         1.12.  "Code".....................................................................................       5
         1.13.  "Company"..................................................................................       5
         1.14.  "Compensation".............................................................................       5
         1.15.  "Credited Interest.".......................................................................       6
         1.16.  "Early Retirement Date"....................................................................       7
         1.17.  "Eligible Employee"........................................................................       7
         1.18.  "Eligibility Service"......................................................................       7
         1.19.  "Employee".................................................................................       8
         1.20.  "Fisher"...................................................................................       9
         1.21.  "Hour of Service"..........................................................................       9
         1.22.  "Normal Retirement Age"....................................................................      10
         1.23.  "Normal Retirement Date"...................................................................      10
         1.24.  "Participant"..............................................................................      10
         1.25.  "PBGC".....................................................................................      10
         1.26.  "Plan".....................................................................................      10
         1.27.  "Plan Year"................................................................................      10
         1.28.  "Prior Plan Accrued Benefit"...............................................................      11
         1.29.  "Qualified Joint and Survivor Annuity".....................................................      11
         1.30.  "Qualified Preretirement Survivor Annuity".................................................      11
         1.31.  "Service"..................................................................................      12
         1.32.  "Severance of Service".....................................................................      12
         1.33.  "Single Life Annuity"......................................................................      14
         1.34.  "Spouse" or "Surviving Spouse".............................................................      14
         1.35.  "Totally and Permanently Disabled".........................................................      14
         1.36.  "Trust"....................................................................................      15

                                      (i)

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
         1.37.  "Year of Service"..........................................................................      15

ARTICLE 2.      ELIGIBILITY AND PARTICIPATION..............................................................      16
         2.1.   Time of Participation......................................................................      16
         2.2.   Change in Status...........................................................................      16

ARTICLE 3.      CONTRIBUTIONS..............................................................................      18
         3.1.   Company Contributions......................................................................      18
         3.2.   Employee Contributions and Rollovers.......................................................      18

ARTICLE 4.      CASH BALANCE ACCOUNT.......................................................................      19
         4.1.   Cash Balance Account.......................................................................      19
         4.2.   Opening Balance............................................................................      19
         4.3.   Contribution Credits.......................................................................      21
         4.4.   Interest Credits...........................................................................      21
         4.5.   Disability Credits.........................................................................      21

ARTICLE 5.      PAYMENT OF BENEFITS........................................................................      23
         5.1.   Normal Retirement Benefit..................................................................      23
         5.2.   Early Retirement Benefit...................................................................      23
         5.3.   Termination of Employment..................................................................      23
         5.4.   Payment to Participant who is Totally and Permanently Disabled.............................      24
         5.5.   Vesting....................................................................................      24
         5.6.   Nonforfeitability..........................................................................      24
         5.7.   Reemployment...............................................................................      25

ARTICLE 6.      DEATH BENEFITS.............................................................................      27
         6.1.   Death Prior to Normal Retirement Date and Prior to Benefit Commencement....................      27
         6.2.   Death After Benefit Commencement...........................................................      28
         6.3.   Payment of Death Benefits..................................................................      28
         6.4.   Designation of Beneficiary.................................................................      28

ARTICLE 7.      MANNER OF FORM OF BENEFIT PAYMENTS.........................................................      30
         7.1.   Manner of Payment..........................................................................      30
         7.2.   Qualified Joint and Survivor Annuity.......................................................      30
         7.3.   Waiver of Qualified Joint and Survivor Annuity.............................................      31
         7.4.   Alternate Form of Payment..................................................................      32
         7.5.   Small Benefit Payments.....................................................................      33
         7.6.   Direct Rollovers...........................................................................      33
         7.7.   Timing of Payment..........................................................................      35

                                      (ii)

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
         7.8.   Forfeiture of Nonvested Portion of Accrued Benefit.........................................      35
         7.9.   Required Distribution Rules................................................................      35
         7.10.  Minimum Distribution Rules.................................................................      36
         7.11.  Refund of Accumulation Account.............................................................      37
         7.12.  Actuarial Equivalency of Alternate Form of Payment.........................................      37
         7.13.  Qualified Domestic Relations Order Payments................................................      38

ARTICLE 8.      PLAN ADMINISTRATION........................................................................      39
         8.1.   Establishment of the Administrative and Investment Committee...............................      39
         8.2.   Powers of the Administrative and Investment Committee......................................      39
         8.3.   Duties of the Administrative and Investment Committee......................................      42
         8.4.   Actions by the Committee or a Subcommittee.................................................      42
         8.5.   Actuarial Tables and Studies...............................................................      43
         8.6.   Action Taken in Good Faith.................................................................      43
         8.7.   Indemnification............................................................................      44
         8.8.   Benefit Application and Claims Procedure...................................................      44
         8.9.   Responsibilities of Named Fiduciaries Other than the Committee.............................      45
         8.10.  Allocation of Responsibilities.............................................................      46
         8.11.  Designation of Persons to Carry Out Responsibilities of Named Fiduciaries..................      46

ARTICLE 9.      FUNDING....................................................................................      47
         9.1.   Trust......................................................................................      47
         9.2.   Funding Policy and Method..................................................................      47
         9.3.   Change of Funding Medium...................................................................      47

ARTICLE 10.     PLAN AMENDMENT OR TERMINATION..............................................................      48
         10.1.  Amendment of Plan..........................................................................      48
         10.2.  Termination From Plan by a Company.........................................................      49
         10.3.  Vesting Upon Termination...................................................................      49
         10.4.  Distributions by Trustee...................................................................      50
         10.5.  Merger.....................................................................................      52
         10.6.  Protected Accrued Benefits.................................................................      52
         10.7.  Company Acquisitions.......................................................................      53
         10.8.  Pre-termination Restrictions...............................................................      53

ARTICLE 11.     ADOPTION OF PLAN BY AFFILIATES.............................................................      55

ARTICLE 12.     MISCELLANEOUS..............................................................................      56
         12.1.  Limitation of Assignment...................................................................      56
         12.2.  Legally Incompetent Distributee............................................................      56

                                      (iii)

         12.3.  Unclaimed Payments.........................................................................      57
         12.4.  Notification of Addresses..................................................................      57
         12.5.  Notice of Proceedings and Effect of Judgment...............................................      57
         12.6.  Severability...............................................................................      57
         12.7.  Prohibition Against Diversion..............................................................      58
         12.8.  Limitation of Rights.......................................................................      58
         12.9.  Controlling Law............................................................................      58
         12.10. Mistake of Fact............................................................................      58
         12.11. Payment of Expenses........................................................................      59
         12.12. Errors in Payment..........................................................................      59
         12.13. USERRA and Code Section 414(u) Compliance..................................................      59

ARTICLE 13.     TOP-HEAVY PROVISIONS.......................................................................      60
         13.1.  Effective Date.............................................................................      60
         13.2.  Definitions................................................................................      60
         13.3.  Top-Heavy Plan.............................................................................      63
         13.4.  Required Minimum Benefit...................................................................      64
         13.5.  Top-Heavy Vesting..........................................................................      65
         13.6.  Coordination with Code Section 415.........................................................      65

ARTICLE 14.     MAXIMUM BENEFITS...........................................................................      67
         14.1.  General Rule...............................................................................      67
         14.2.  Reduction for Less than Ten Years of Participation of
                Employment.................................................................................      67
         14.3.  Adjustment if the Annual Benefit Commences Before or After
                Social Security Retirement Age.............................................................      67
         14.4.  Special Rules..............................................................................      69
         14.5.  Definitions................................................................................      70

ARTICLE 15.     SCHEDULES..................................................................................      74
         15.1.  Purpose....................................................................................      74

Schedule A

         Part I............................................................................................       1
         Part II...........................................................................................      32
         Part III..........................................................................................      57

SCHEDULE B

SCHEDULE C

SCHEDULE D

                                      (iv)

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SCHEDULE E

SCHEDULE F

SCHEDULE G

SCHEDULE H

SCHEDULE I

                                      (v)

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                                  INTRODUCTION

      Fisher Scientific International Inc. ("Fisher") established the Fisher Scientific International Inc. Retirement Plan, effective April 1, 1987 to provide eligible employees with retirement benefits. That plan was amended and restated effective January 1, 1994 and is referred to in this plan document as the "Fisher Component." Effective July 31, 1995, the Fisher Hamilton Scientific Inc. Employees' Retirement Plan was merged into the Fisher Scientific International Inc. Retirement Plan and is referred to as the "Fisher Hamilton Component." Effective December 31, 1996, the Curtin Matheson Scientific Pension Plan was also merged into the Fisher Scientific International Inc. Retirement Plan and is referred to as the "Clinical Division Component."

      The Fisher Scientific International Inc. Retirement Plan was last amended and restated in its entirety effective July 1, 1997, to convert certain benefits from traditional benefits to cash balance pension benefits, and to conform, as necessary, to changes in the law. The Plan has now been again amended and restated effective January 1, 1999 (except where a different effective date applies) to reflect the changes required by law.

      The portion of the plan, which includes the Fisher Component, the Fisher Hamilton Component and the Clinical Division Component, as such components have been amended from time to time is referred to as the "Traditional Defined Benefit Plan" (the operative provisions of which are attached as Schedule A). This entire document including Schedules A, B, C and D is referred to herein as the "Plan." The document (without regard to Schedule) A is referred to as the "Cash Balance Plan." The rights and benefits of each person covered by the Plan who

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participates pursuant to a collective bargaining agreement between Fisher or a
Company and a union shall be determined in accordance with the terms of the Traditional Defined Benefit Plan unless such persons are covered under the Cash Balance Plan in accordance with a collective bargaining agreement.

      The rights and benefits of each person covered by the Plan who retired prior to January 1, 1999 shall be determined in accordance with the terms of the Plan then in effect. The rights and benefits of each person covered by the Plan whose employment otherwise terminated and who ceased receiving severance or separation pay prior to January 1, 1999, shall be determined in accordance with the terms of the Plan then in effect. The rights and benefits of a person who retires on or after January 1, 1999, or a person whose employment otherwise terminates or whose severance or separation pay ends on or after January 1, 1999, shall be determined in accordance with the Plan as it has been amended and restated.

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                                   ARTICLE 1.
                                   DEFINITIONS

      1.1. "ACCRUED BENEFIT" means the monthly retirement benefit which a Participant has earned on any given date, payable in accordance with Article 5.

      Unless otherwise provided under the Plan, each Participant's Accrued Benefit under this Plan will be the greater of the Accrued Benefit determined under (i) or (ii) below:

      (i)   the Participant's Prior Plan Accrued Benefit, or

      (ii) the monthly retirement benefit payable as a single life annuity which is determined by dividing the Participant's Cash Balance Account by a deferred to age 65 single life annuity factor using the actuarial assumptions in Section 1.4.

      1.2. "ACCUMULATION ACCOUNT" means, at any time, the aggregate of all Participant contributions made under the Prior Plan and Credited Interest thereon.

      1.3. "ACT" means the Employee Retirement Income Security Act of 1974, as amended.

      1.4. "ACTUARIAL EQUIVALENT," in converting a Participant's Cash Balance Account to a Single Life Annuity under Articles 5, 6 and 7, or in determining a Participant's opening Cash Balance Account under Section 4.2, means a benefit of equal value determined on the basis of the 1983 Group Annuity Mortality Table, weighted fifty percent male and fifty percent female or such other mortality assumption as constitutes the "applicable mortality table" under Treasury Regulation for section 417(e) of the Code and all interest rate based on the average interest rate on 30-year Treasury notes during the November preceding the year for which actuarial equivalence is determined. In determining the amount of a benefit payable in the form of a lump

                                       3

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sum, the Actuarial Equivalent shall be equal to the value of the Participant's
Cash Balance Account as of the date of distribution.

      1.5. "ADMINISTRATIVE AND INVESTMENT COMMITTEE" OR "COMMITTEE" means the Fisher Administrative and Investment Committee which shall consist of not less than three (effective for periods commencing on or after January 1, 2000, two) nor more than seven persons appointed from time to time by the Board of Directors to serve at its pleasure.

      1.6. "AFFILIATE" means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of section 414(b) of the Code) with Fisher, (b) any other trade or business (whether or not incorporated) under common control (within the meaning of section 414(c) of the Code) with Fisher, (c) any other corporation, partnership or other organization which is a member of an affiliated service group (within the meaning of section 414(m) of the Code) with Fisher, and (d) any other entity required to be aggregated with Fisher pursuant to regulations under section 414(o) of the Code.

      1.7. "ANNUITY STARTING DATE" means the first day of the first period for which an amount is paid or due to be paid under the Plan.

      1.8. "AUTHORIZED LEAVE OF ABSENCE" means an Employee's absence from employment under the Company's standard personnel practices, and shall not result in a termination or employment unless the Employee dies or fails to return to work on or before expiration of the leave, in which case the termination shall occur on the date or death or the last day of the authorized leave. An Authorized Leave of Absence shall not exceed twelve consecutive months; provided, however, that military service may be authorized for a longer

                                       4

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period if the Employee returns to work within the period of his or her legally protected reemployment rights.

      1.9. "BENEFICIARY" means the person (or persons) designated by a Participant in accordance with Section 6.4 who is (are) entitled to receive benefits that are payable upon or after the Participant's death.

      1.10. "BOARD OF DIRECTORS" means the Board of Directors of Fisher.

      1.11. "CASH BALANCE ACCOUNT" means the dollar amount on any given date determined in accordance with Article 4.

      1.12. "CODE" means the Internal Revenue Code of 1986, as amended.

      1.13. "COMPANY" means Fisher, its predecessors and any Affiliate or other entity which has adopted the Plan or is otherwise covered hereunder.

      1.14. "COMPENSATION" means for a calendar month the amount paid to a Participant by a Company during the month for wages, salaries, and other amounts received in the course of employment with the Company to the extent that the amounts are includible in gross income (including, but not limited to commissions paid to salesmen, compensation for services on the basis of a percentage of profits, bonuses, incentive payments, overtime, shift differential, severance pay and salary continuation beyond termination of employment). Compensation does not include deferred compensation, stock options, reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation or welfare benefits (whether or not includible in gross income). For all purposes under the Plan, Compensation shall include any amount contributed by a Company on behalf of a Participant pursuant to a salary reduction agreement which is not includible in the gross income of the Participant under sections

                                       5

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125, 401(k), 402(e)(3) or 402(h) of the Code and effective for Plan Years commencing on or after January 1, 2001, section 132(f) of the Code.

      Compensation shall be limited to $160,000 annually and shall be adjusted for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code (the "Section 401(a)(17) limit"). Compensation on a monthly basis for purposes of Section 4.3 shall not exceed the lesser of (i) the amount received by the Participant or (ii) 1/12 of the section 401(a)(17) limit ($13,333.33). Notwithstanding the foregoing, Compensation on a monthly basis shall be adjusted by increasing the amount of Compensation taken into account for purposes of
Section 4.3 by the aggregate amount not taken into account during the Plan Year because of the application of the section 401(a)(17) limit described in the preceding sentence during preceding months. If the Compensation of a Participant for a calendar month is less than the monthly section 401(a)(17) limit, the difference between the Participant's Compensation and such monthly limit may be carried forward and used to increase the limit for any future month, until the $160,000 annual limit is reached. If a Participant's employment terminates prior to the end of a Plan Year, any Compensation credited to the Participant excess of the aggregate monthly limit in effect for the month in which his/her termination occurs (or if later, the month in which his/her last payment of severance or separation pay is made) shall not be taken into account for purposes of the Plan.

      1.15. "CREDITED INTEREST." The term "Credited Interest," with respect to the contributions of a Participant after January 1, 1975 and prior to January 1, 1988, means interest at the rate of five percent (5%) per annum, compounded annually, computed from the end of the Plan Year in which such contributions were made to the earliest of:

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      (a)   the first day of' the month in which a refund of the Accumulation
            Account is made pursuant to Section 7.11;

      (b)   the first day of the month in which the Participant's death occurs;
            or

      (c)   the date the benefits under the Plan commence to be paid.

With respect to Participant contributions made after December 31, 1987, "Credited Interest" shall be determined at the rate provided in section 41l(c)(2)(C)(iii) of the Code. With respect to contributions made prior to January 1, 1975, the interest rates set forth in the prior plan as then in effect shall be applicable until such date.

      1.16. "EARLY RETIREMENT DATE" means the first day of the month coincident with or next following the date on which a Participant terminates employment after attaining age 55.

      1.17. "ELIGIBLE EMPLOYEE" means any Employee of a Company other than an Employee who is (a) covered by a collective bargaining agreement between a union and a Company, provided that retirement benefits were the subject of good faith bargaining, (b) a leased employee within the meaning of section 414(n)(2) of the Code, or (c) an Employee who is eligible to participate in the Fisher Scientific International Inc. Executive Retirement and Savings Plan, amended and restated effective June 23, 1997. Notwithstanding the foregoing, an Employee who is covered by a collective bargaining agreement between a union and a Company may be an Eligible Employee in accordance with the provisions of Schedule B.

      1.18. "ELIGIBILITY SERVICE" means the earlier of the completion by an Employee of:

      (a) 500 Hours of Service during the consecutive 6 month period of employment measured from the date the Employee first performs an Hour of Service, or

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      (b)   at least 1,000 Hours of Service in the twelve-month period beginning on the date on which the Employee first performs an Hour of Service upon his other employment or reemployment with a Company.

If an Employee fails to meet the requirement in (b) above, the Plan Year, beginning with the Plan Year that starts in the initial twelve-month eligibility period, shall be used as the subsequent twelve-month measuring period.

Notwithstanding anything in the Plan to the contrary, for purposes of determining the eligibility of an Employee who is absent from work for maternity or paternity reasons as defined in Section 1.33(c), Hours of Service which normally would have been credited but for such absence (or eight Hours of Service per day if the Committee is unable to determine the Hours of Service which normally would have been credited) shall be credited to the Plan Year in which such absence begins, if necessary to satisfy the eligibility requirements under Section 2.1 in such Plan Year. In all other cases the Hours of Service shall be credited to the following Plan Year. The total Hours of Service required to be credited for a maternity or paternity leave of absence shall not exceed 501 hours. As a condition of the Employee being credited with Hours of Service pursuant to this paragraph, the Committee may require that the Employee timely furnish such information as is reasonably necessary to establish that the absence from work was one qualifying as a maternity or paternity leave of absence and the number of days attributable to such absence.

      1.19. "EMPLOYEE" means any person who is (a) employed by a Company for purposes of the Federal Insurance Contributions Act, or (b) a leased employee within the meaning of section 414(n)(2) of the Code with respect to a Company who is not covered by a money

                                       8

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purchase pension plan maintained by the leasing organization that satisfies section 414(n)(5) of the Code. An independent contractor shall not be treated as an Employee for purposes of this Plan without regard to recharacterization of such individual as an employee for wage tax purposes by the Internal Revenue Service.

      1.20. "FISHER" means Fisher Scientific International Inc.

      1.21. "HOUR OF SERVICE" means:

      (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for a Company. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed.

      (b) Each hour for which an Employee is paid, or entitled to payment, by a Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, or leave of absence. Such person shall not be considered to have terminated employment under this subsection (b) unless the person fails to return to the employ of the Company at or prior to the expiration date of the person's absence hereunder, in which case the person shall be deemed to have terminated employment as of the date of commencement of such absence;

      (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Company. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement

                                       9

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            pertains rather than the computation period in which the award, agreement or payment is made; and

      (d) Each hour during which an Employee is in qualified military service (as defined in section 414(u)(5) of the Code) as long as the Employee returns to the employment of the Company within the time specified by law.

      (e) An Hour of Service credited under Subsection (a) or (b) above will not be credited under subsection (c) or (d).

      (f) Hours under this section shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor regulations which are incorporated herein by reference.

      (g) An Hour of Service with an affiliate that has not adopted the Plan is treated as an Hour of Service with a Company for vesting purposes and for purposes of meeting the eligibility service requirement.

      1.22. "NORMAL RETIREMENT AGE" means age 65.

      1.23. "NORMAL RETIREMENT DATE" means the first day of the month coincident with or next following the attainment of Normal Retirement Age.

      1.24. "PARTICIPANT" means any Employee who has become a Participant in the Plan for so long as his or her vested Accrued Benefit has not been fully distributed from the Plan.

      1.25. "PBGC" means the Pension Benefit Guaranty Corporation.

      1.26. "PLAN" means this plan document including Schedules A, B, C and D.

      1.27. "PLAN YEAR" means the calendar year.

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

      1.28. "PRIOR PLAN ACCRUED BENEFIT" means the Participant's Accrued Benefit determined under the Plan as of June 30, 1997, provided that in the case of a Participant who participates pursuant to a collective bargaining agreement, such Prior Plan Accrued Benefit shall be determined under the Schedule as of the date immediately preceding the date such Participant became an Eligible Employee for the Cash Balance Plan.

      1.29. "QUALIFIED JOINT AND SURVIVOR ANNUITY" means an annuity payable in monthly installments for the life of a Participant with a survivor annuity for the life of his or her Spouse which is fifty percent (50%) of the amount of the annuity payable during the joint lives of the Participant and Spouse, and which has the same actuarial value as a Single Life Annuity payable for the life of the Participant only.

      1.30. "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY" means a Single Life Annuity for the life of the Participant's Surviving Spouse which is equal to the greater of:

      (a) fifty percent (50%) of the benefit that would have been payable to the Participant under the Qualified Joint and Survivor Annuity if:

            (i) in the case of a Participant who dies after the date on which the Participant attained the earliest retirement age under the Plan, the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before his or her date of death, or

            (ii) in the case of a Participant who dies on or before the date the Participant would have attained the earliest retirement age under the Plan, the Participant had:

                  (A)   separated from service on his or her date of death,

                  (B)   survived to the earliest retirement age under the Plan,

                  (C) retired with an immediate Qualified Joint and Survivor Annuity at the earliest retirement age, and

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

                  (D) died on the day after the day on which fie or she would have attained the earliest retirement age, or

      (b) the Single Life Annuity based on the Surviving Spouse's life that is the Actuarial Equivalent of the Participant's Cash Balance Account.

      In the case of a Participant who separated from service before his or her death with a deferred vested benefit, subsection (a)(i) above shall not apply.

      1.31. "SERVICE" means an Employee's years of employment with a Company or an Affiliate beginning when the Employee first performs an Hour of Service and terminating when a Severance of Service occurs, subject to the following:

      (a) If an Employee has a Severance of Service because of quit, discharge or retirement and then performs an Hour of Service within twelve
            (12) months of the Severance of Service date, he or she shall receive Service for the period of severance.

      (b) An Employee who has a Severance of Service because of quit, discharge or retirement during an Authorized Leave of Absence, and who performs an Hour of Service within (12) months from the date the leave of absence began, shall receive service credit for the period of the absence. If an Employee is absent for 12 full months, no service credit is given for the period of the absence, except as required by Section 12.13.

      1.32. "SEVERANCE OF SERVICE" means on the earlier of:

      (a) the date on which the Employee quits, retires, is discharged or dies;

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

      (b) the date on which the Employee fails to return to the service of the Company at the expiration of an Authorized Leave of Absence in excess of twelve (12) months or recovery from Total and Permanent Disability which lasted in excess of six (6) months; or

      (c) the first anniversary of the first date of a period in which the Employee remains absent from service with the Company (with or without pay) for any reason other than quit, retirement, discharge, death, Authorized Leave of Absence or Total and Permanent Disability (such as vacation, holiday, sickness, unauthorized leave of absence or layoff).

      Severance of Service shall not occur and credit for vesting purposes shall be given for the following:

      (a) a period of service with the Armed Forces of the United States of America, if an Employee who left active service with the Company to enter and did directly enter such Armed Forces, returned to active employment within the time and under the conditions which entitle him/her to reemployment rights under the laws of the United States of America.

      (b) transfer directly from the employment of one Company to another Company. Transfer of an Employee in this Plan to service with an Affiliate which has not adopted this Plan will not be considered a Severance of Service and will cause such service to be included as Service in this Plan. However, such aforesaid service will only be credited for vesting purposes and not for benefit purposes under this Plan.

      (c) the period ending on the second anniversary of any absence from work by reason of the pregnancy of the Employee, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or for purposes of caring for such child for a period immediately following such birth or placement; provided, however, that the period between the first and second anniversaries of the first day of any such absence shall not count as Service and no credit will be given for such period for vesting purposes.

      (d) a period during which the Participant is receiving severance pay or salary continuation beyond termination of employment.

      1.33. "SINGLE LIFE ANNUITY" means an annuity which provides monthly retirement benefits to an individual for lifetime with all benefits ceasing when the individual dies.

      1.34. "SPOUSE" or "SURVIVING SPOUSE" means the spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

      1.35. "TOTALLY AND PERMANENTLY DISABLED" means having a disability which qualifies the Participant for Social Security disability benefits or Company sponsored long-term disability benefits ("LTD"). A Participant shall be Totally and Permanently Disabled only so long as he or she continues to qualify for Social Security disability benefits or LTD benefits. To be Totally and Permanently Disabled, the disability must arise when the Participant is employed by a Company.

      1.36. "TRUST" means the trust fund established to hold the assets of the Plan.

      1.37. "YEAR OF SERVICE" means a twelve-month period of Service with a Company. Notwithstanding any provision in the Plan to the contrary, Years of Service shall not include employment otherwise disregarded under the Plan.

                                   ARTICLE 2.
                          ELIGIBILITY AND PARTICIPATION

      2.1. TIME OF PARTICIPATION.

      (a) INITIAL ELIGIBILITY. An Eligible Employee becomes a Participant in the Plan as of the first of the month coinciding with or immediately following completion of Eligibility Service.

      (b)   ELIGIBILITY OF REHIRED EMPLOYEE.

            (i) A former Participant who is reemployed by a Company becomes a Participant on the date of reemployment as an Eligible Employee, except that a former Participant who had no vested interest when employment terminated and who is reemployed more than five years after a Severance of Service must requalify for participation in the Plan under subsection (a) above.

            (ii) A former Employee who terminated employment with a Company before becoming a Participant must satisfy the requirement of paragraph (a) above follow reemployment if such Employee returns to employment more than twelve months following a Severance of Service.

      2.2. CHANGE IN STATUS. If a Participant no longer meets the definition of an Eligible Employee, such Participant is no longer eligible for contributions under Article 3 effective as of the time of such change in status. If any such Employee again becomes an Eligible Employee, active participation in the Plan commences effective as of the time of the change in status. A change in status includes, but is not limited to, transfer to or from an Affiliate which is not participating in this Plan or becoming a member of a collective bargaining unit whose members do not participate in the Plan.

                                   ARTICLE 3.
                                  CONTRIBUTIONS

      3.1. COMPANY CONTRIBUTIONS. The Board of Directors shall determine, based on actuarial advice and the minimum funding requirements of the Act, what amounts are required to fund benefits accruing under the Plan, and the Company shall (conditional upon deductibility under the Code) pay such amounts to the Trust. In no event shall the Company contribution be less than the amount required under the minimum funding requirements of the Act, unless a waiver of such requirements is obtained by the Company. If the Company obtains a waiver of minimum funding requirements, no contribution shall be required and the Company shall not be obligated for such contribution or for damages in any manner to Employees, Participants, Spouses or Beneficiaries, or this Plan, except as required by the terms of the waiver.

      Actuarial valuations shall take into account, among other items, earnings or losses on the assets and forfeitures arising from Severance of Service or any other reason. Any such forfeitures shall be used to reduce Company contributions otherwise payable and shall not be used to increase the benefits to which any Participant or Beneficiary otherwise would be entitled.

      3.2. EMPLOYEE CONTRIBUTIONS AND ROLLOVERS. Participants are not required or permitted to make contributions to the Plan or to make tax-free rollovers or trustee-to-trustee transfers from another qualified plan.

                                   ARTICLE 4.
                              CASH BALANCE ACCOUNT

      4.1. CASH BALANCE ACCOUNT. A Cash Balance Account shall be maintained for each Participant who is an Eligible Employee or who is a former Employee receiving salary continuation beyond termination of employment on or after July 1, 1997. The Cash Balance Account is a value used to determine the amount of retirement or survivor benefits payable under Articles 5, 6 and 7. The Participant shall have no actual individual account, and shall have no claim to any particular assets of the Plan. Notwithstanding the foregoing, a Participant who is covered by the Plan pursuant to a collective bargaining agreement shall have his or her benefits determined under the provisions contained in Schedule A and not by the provisions of this Article and any related Article, until such time as the collective bargaining agreement specifies that the Participant's benefits are determined on the basis of the Cash Balance Plan.

      4.2. OPENING BALANCE. An amount shall be credited to the Cash Balance Account of a Participant who is an Eligible Employee or who is a former Employee receiving salary continuation beyond termination of employment on July 1, 1997. The amount credited to each such Participant's Cash Balance Account shall be determined by the Plan's actuary and shall be the Actuarial Equivalent of the Participant's Accrued Benefit on June 30, 1997, multiplied by the factor from the following table that applies to that Participant based on the Participant's coverage under the Fisher Component or the Clinical Division Component and his or her age and years of participation in that plan. For any Participant covered under both plans, the table providing the greater benefit shall be used.

                                FISHER COMPONENT

                                    AGE ON JUNE 30, 1997
                                           50 but
        Age Plus                Younger    younger    55 and
 Years of Participation         than 50    than 55    older
 ----------------------         -------    -------    -----
Under 60                           1         2         2.25
At least 60 but less than 65       1         1.4       2.25
At least 65 but less than 70       1         1.2       1.8
At least 70 but less than 75       1         1         1.55
At least 75 but less than 80       1         1         1.45
At least 80 but less than 85       1         1         1.4
At least 85 but less than 90       1         1         1.35
90 or more                         1         1         1.3

                          CLINICAL DIVISION COMPONENT

                                    AGE ON JUNE 30, 1997
                                           50 but
        Age Plus                Younger    younger    55 and
 Years of Participation         than 50    than 55    older
 ----------------------         -------    -------    -----
Under 60                           1         1.7       2.25
At least 60 but less than 65       1         1.1       2.25
At least 65 but less than 70       1         1         1.85
At least 70 but less than 75       1         1         1.6
At least 75 but less than 80       1         1         1.5
At least 80 but less than 85       1         1         1.45
At least 85 but less than 90       1         1         1.4
90 or more                         1         1         1.35

For purposes of the above tables, a Year of Participation shall mean a full Plan Year of participation with no rounding for partial years. Year of Participation means a Plan Year during which the Participant accrued a benefit under the Prior Plan.

An amount shall be credited to the Cash Balance Account of a Participant who was first employed by Curtin Matheson Scientific Inc. on or after January 1, 1996 but before July 1, 1996. The amount credited to each such Participant's Cash Balance Account shall be determined by the Plan's actuary and shall be the Actuarial Equivalent of the Accrued Benefit the Participant would have had under the Clinical Division Component on July 1, 1997, as though that Plan had remained in effect, multiplied by the factor from the Clinical Division Component table above that applies to that Participant. Any such Participant, however, shall have no Years of Participation for purposes of applying the table.

      4.3. CONTRIBUTION CREDITS. Contribution Credits shall be credited to each eligible Participant's Cash Balance Account. The Contribution Credits shall be credited for each calendar month during which the Participant is an Employee or is receiving severance or separation pay, except as provided in Section 5.3. The Contribution Credits for a Participant shall equal 3.5% of the Participant's Compensation.

      4.4. INTEREST CREDITS. Interest shall be credited to the Cash Balance Account as of the last day of each calendar month. The interest credit shall be equal to the balance of the Participant's account as of the close of the prior calendar month multiplied by the Applicable Interest Rate. The Applicable Interest Rate for a given month shall be the rate produced by compounding the Daily Reference Interest Rate for the number of days in the month. The Daily Reference Interest Rate means the rate (adjusted at the beginning of each Plan
Year) which when compounded on a daily basis for a 365-day period equals the average of the 30-year Treasury note rate over the 12-month period ending during November of the preceding Plan Year.

      4.5. DISABILITY CREDITS. Contribution Credits, as described in Section 4.3, shall be credited to the Cash Balance Account of a Participant who is Totally and Permanently Disabled. Compensation for such Participant shall be determined on the basis of the Participant's annual compensation for the Plan Year prior to the Plan Year during which the Participant became Totally and Permanently Disabled, prorated to a monthly amount based on the number of months during which the Participant received compensation in the prior Plan Year. Contribution Credits will cease under this section in the earlier of (a) the date the Participant is no longer Totally and Permanently Disabled, (b) the date the Participant can begin receiving unreduced Social Security retirement benefits, or (c) the date the Participant receives a distribution pursuant to
Section 5.4.

                                   ARTICLE 5.
                               PAYMENT OF BENEFITS

      5.1. NORMAL RETIREMENT BENEFIT. Subject to the Provisions of Article 7, a Participant who terminates employment on or after reaching Normal Retirement Age shall be entitled to a monthly retirement benefit commencing on his Normal Retirement Date (or later date) equal to his Accrued Benefit on that date.

      5.2. EARLY RETIREMENT BENEFIT. Notwithstanding Section 5.1, subject to the provisions of Article 7, upon a Participant's Severance of Service after attaining his or her Early Retirement Date but prior to the Normal Retirement Date, the monthly retirement benefit payable to the Participant commencing prior to the Normal Retirement Date shall be the greater of (a) or (b) where (a) is the Accrued Benefit defined in Section 1.1(i) reduced in accordance with the applicable provisions of the Prior Plan, and (b) is the monthly retirement benefit payable at time of commencement which is the Actuarial Equivalent of the Participant's Cash Balance Account.

      5.3. TERMINATION OF EMPLOYMENT. Subject to the provisions of Article 7, upon a Participant's Severance of Service prior to attaining his or her Early Retirement Date, the Participant shall be entitled to receive his or her Accrued Benefit payable at the Normal Retirement Date. For commencement of benefits on or after age 55 but before the Normal Retirement Date, the monthly retirement benefit shall be the greater of (a) or (b), where (a) is the Accrued Benefit defined in Section 1.1(i) reduced in accordance with the applicable provisions of the Prior Plan, and (b) is the monthly retirement benefit payable at time of commencement which is the Actuarial Equivalent of the Participant's Cash Balance Account. For commencement of benefits prior to age 55, the monthly benefit shall be the Actuarial Equivalent of the Participant's Cash Balance Account. If a Participant elects to receive his or her Accrued Benefit in any form under the Plan prior to the completion of any and all severance or separation payments from the Company, such Participant shall cease accruing benefits under Section 4.3.

      5.4. PAYMENT TO PARTICIPANT WHO IS TOTALLY AND PERMANENTLY DISABLED. Notwithstanding anything in this Article 5 to the contrary, a Participant who is Totally and Permanently Disabled has the right to elect to begin receiving benefits at any time under Section 5.2 or 5.3, subject to the provisions of
Article 7. In such an event, the Totally and Permanently Disabled Participant shall cease accruing benefits under Section 4.5 and shall be treated as a Participant whose employment has terminated for all purposes of the Plan.

      5.5. VESTING. If a Participant terminates employment with the Company, his vested interest in his Accrued Benefit shall be determined according to the following schedule:

Years of Service as of a
  Severance of Service        Vested Percentage
------------------------      -----------------
            1                        20%
            2                        40%
            3                        60%
            4                        80%
        5 or more                   100%

      The foregoing notwithstanding, a Participant shall always be 100% vested in his or her Accrued Benefit if the Participant is employed by the Company upon attaining Normal Retirement Age, at death or upon becoming Totally and Permanently Disabled.

      5.6. NONFORFEITABILITY. Notwithstanding anything in the Plan to the contrary, a Participant's right to his or her vested Accrued Benefit shall be nonforfeitable. In the event that a Plan amendment directly or indirectly changes the vesting schedule, the vested percentage of each Participant in his or her Accrued Benefit accumulated to the date when the amendment is adopted shall not be reduced as a result of the amendment. In addition, any Participant who has completed at least three Years of Service may irrevocably elect, by giving notice to the Committee within 60 days of receiving notice of that amendment, to remain under the pre-amendment vesting schedule with respect to all benefits accrued both before and after the amendment.

      5.7. REEMPLOYMENT.

      (a) A former Participant who is reemployed by the Company, is eligible to participate in the Plan again as of his or her reemployment commencement date.

      (b) If a former Participant is reemployed after receiving a lump sum distribution in accordance with Section 7.4 or 7.5, his or her Accrued Benefit shall be determined disregarding the Accrued Benefit with respect to which the lump sum distribution was made if the distribution is not repaid in accordance with subsection (c) below.

      (c) If a former Participant who received a lump sum distribution in accordance with section 7.4 or 7.5 is reemployed, such Participant has the right to have his Cash Balance Account restored upon repayment to the Plan of the full amount of the distribution made to him or her plus interest, compounded annually from the date of distribution to the date of repayment at the rate of interest under section 411(c)(2)(C) of the Code. Such repayment must be made by the Participant within five years, measured from the date the Participant received the distribution.

      (d) In the case of a deemed distribution as described in Section 7.8, no repayment is required, however, restoration is made only if the Participant is reemployed within five years measured from the date of the Participant's Severance of Service.

      (e) If a terminated Participant has begun receiving benefits in a form other than a lump sum and is reemployed, benefit payments will cease and his or her Accrued Benefit will be adjusted to take into account the benefit payments that have been made.

                                   ARTICLE 6.
                                 DEATH BENEFITS

      6.1. DEATH PRIOR TO NORMAL RETIREMENT DATE AND PRIOR TO BENEFIT COMMENCEMENT.

      (a) Upon the death, prior to the commencement of benefits under the Plan, of a Participant who is vested in his Accrued Benefit and who is either (i) unmarried or (ii) married, but has designated a Beneficiary other than the Participant's Spouse to receive any death benefit payable under the Plan in accordance with the requirements of Section 7.3, a lump sum payment equal to the amount of the Participant's vested Cash Balance Account shall be payable to a Beneficiary designated by the deceased Participant. Payment of such benefit shall commence as soon as administratively practicable. If no Beneficiary has been designated by the Participant, a lump sum payment equal to the amount of the Participant's Cash Balance Account shall be payable to the Participant's estate.

      (b) Upon the death, prior to the commencement of benefits under the Plan, of a married Participant, or married former Participant who is vested in his or her Accrued Benefit, whose Spouse has not properly waived the right to a death benefit, the Participant's Spouse shall be entitled to receive a Single Life Annuity payable monthly for the Spouse's life which is the greater of (i) the Actuarial Equivalent to the Participant's vested Cash Balance Account or (ii) the Qualified Preretirement Survivor Annuity based on the Prior Plan Accrued Benefit. The Spouse may elect to take a lump sum payment equal to the vested Cash Balance

            Account in lieu of the survivor annuity provided the Spouse executes a waiver upon the terms and conditions imposed by Section 7.3.

      6.2. DEATH AFTER BENEFIT COMMENCEMENT. Upon the death of a Participant receiving benefit payments under the Plan, the terms of the provisions under which such benefit payments were being made shall apply.

      6.3. PAYMENT OF DEATH BENEFITS. Distribution of any benefits payable under this Section shall be paid in accordance with and subject to the provisions of Articles 5 and 7. The Participant's entire interest under this Article 6 shall be distributed by the December 31st of the calendar year containing the fifth anniversary of the Participant's death except to the extent that distributions are made in accordance with the (a) or (b) below:

      (a) If any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life of the designated Beneficiary payable as a Single Life Annuity, and such distributions shall begin on or before the December 31 of the calendar year immediately following the calendar year in which the Participant died; or

      (b) If the designated Beneficiary is the Surviving Spouse, the date distributions are required to begin in accordance with (a) above shall not be earlier than the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died, or (ii) December 31 of the calendar year in which the Participant would have attained age 65.

      6.4. DESIGNATION OF BENEFICIARY. Each Participant shall have the right to designate (or change a previous designation of) a Beneficiary (and one or more alternate Beneficiaries) to receive any death benefit payable under the Plan, subject to the requirements of
Section 7.3 for married participants. Such designation shall be made in writing on a form satisfactory to the Committee. If no beneficiary is designated by a Participant, the amount otherwise payable to a beneficiary shall be payable to the Participant's Spouse and if no Spouse, then to the Participant's estate.

                                   ARTICLE 7.
                       MANNER OF FORM OF BENEFIT PAYMENTS

      7.1. MANNER OF PAYMENT.

      (a) The normal form of payment of a Participant's vested Accrued Benefit as of his or her Annuity Starting Date determined in accordance with
            Article 5 shall be a Single Life Annuity, if the Participant is unmarried on the date benefit payments commence. If the Participant is married on the date benefit payments commence, the normal form of payment shall be a Qualified Joint and Survivor Annuity which has the same actuarial value as the Single Life Annuity. Each Participant shall have the right to elect an alternate form of payment in accordance with Section 7.4 and to designate a Beneficiary in accordance with Section 7.5; however, if the Participant is married, such election must be made with the written consent of the Spouse in accordance with Section 7.3.

      (b) The Committee shall notify the Participant in writing concerning the right to elect an optional form of benefit and to designate a Beneficiary. Such notification shall be made at least thirty (30) days prior to the Annuity Starting Date.

      (c) Notwithstanding the foregoing, the Participant, with applicable spousal consent, may elect to waive the 30-day notice period prior to the Annuity Starting Date, if distribution commences more than seven days after such explanation is provided.

      7.2. QUALIFIED JOINT AND SURVIVOR ANNUITY. If a Participant is entitled to a Qualified Joint and Survivor Annuity (a "QJSA") then (consistent with any regulations of the Department of the Treasury), the Committee shall furnish to the Participant a written explanation of

            (1)   the terms and conditions of the QJSA;

            (2) the Participant's right to make, and the effect of, an election not to receive the QJSA;

            (3)   the rights of the Participant's Spouse; and

            (4) the right to make, and the effect of, a revocation of an election pursuant to this Article.

      The Participant may elect, with applicable spousal consent, to waive the requirement that the written explanation be provided at least 30 days before the Annuity Starting Date if the distribution commences more than seven days after the explanation is provided.

      7.3. WAIVER OF QUALIFIED JOINT AND SURVIVOR ANNUITY. If a Participant who is entitled to a Qualified Joint and Survivor Annuity (a "QJSA") elects an alternate form of payment pursuant to Section 7.4 and/or designates a Beneficiary other than the Spouse of the Participant, he or she must provide the Committee with a waiver of the QJSA and/or Qualified Preretirement Survivor Annuity ("QPSA"). Any such waiver will not be effective unless:

      (a)   the Participant's Spouse consents in writing to the election;

      (b) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent);

      (c)   the Spouse's consent acknowledges the effect of the election; and

      (d) the Spouse's consent is witnessed by a Plan representative or a notary public.

Additionally, a Participant's waiver of the QJSA or QPSA is not effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent).

      Such spousal consent shall be irrevocable. Spousal consent shall not be required if it is established to the satisfaction of the Committee that consent may not be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances prescribed by regulations. A Participant may revoke an election to waive payment in the form of a QJSA or QPSA without spousal consent at any time during the Election Period specified in this Section 7.3. "Election Period" shall mean, with respect to a Qualified Joint and Survivor Annuity, the 90-day period ending on the Annuity Starting Date.

      7.4. ALTERNATE FORM OF PAYMENT. In lieu of the normal form of payment described in Section 7.1, a Participant may elect, subject to the requirements of Section 7.3, a benefit payable in one of the following alternate forms which shall have the same actuarial value as the Participant's Accrued Benefit:

      (a)   Lump Sum.

      (b) Joint and 100% Survivor Annuity. A monthly benefit payable to the former Participant during his or her lifetime with the same payment amount payable to the Participant's Surviving Spouse for the Surviving Spouse's lifetime.

      (c) Single Life Annuity. A monthly benefit payable to the former Participant during his or her, lifetime only.

      (d)   Single Life Annuity with 60 Guaranteed Monthly Payments.

      7.5. SMALL BENEFIT PAYMENTS. If the Actuarial Equivalent of the benefit payable in the form of an immediate lump sum distribution is not, nor ever was, in excess of $5,000, the Committee shall pay the Participant or the designated Beneficiary (if the benefit payable is a death benefit) such amount in a lump sum payment as soon as administratively practical, without the consent of the Participant or his or her Spouse provided that with respect to distributions occurring on or after October 17, 2000, such amount shall be determined without taking into account its prior Actuarial Equivalent value. No payment will be made under this section as long as a Participant is receiving Contribution Credits under Section 4.3 on account of severance or separation pay.

      7.6. DIRECT ROLLOVERS.

      (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

      (b)   Definitions:

            (1) Eligible Rollover Distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any hardship distribution described in section 401(k)(2)(B)(i)(IV) of the Code and made after December 31, 1998 (or after December 31, 1999 if elected by the Company pursuant to IRS Notice 99-5).

            (2) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in
                  section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the Surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

            (3) Distributee. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.

            (4) Direct Rollover. A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

      7.7. TIMING OF PAYMENT. Payment to a Participant, or to the Beneficiary of a deceased Participant, shall commence (a) with respect to Normal Retirement, with the later of his or her Normal Retirement Date or the first day of the month following application for benefits and (b) with respect to death, with the first day of the month following application for benefits by the Surviving Spouse or other Beneficiary.

      7.8. FORFEITURE OF NONVESTED PORTION OF ACCRUED BENEFIT. If a Participant is not 100% vested in his or her Accrued Benefit and receives a distribution of the vested portion in accordance with Article 7, the nonvested portion shall be immediately forfeited. If a Participant had no vested interest in his Accrued Benefit at the time he or she incurred a Severance of Service, then such Participant shall be deemed to have received a distribution of his or her Vested Accrued Benefit for purposes of this section.

      7.9. REQUIRED DISTRIBUTION RULES. In no event shall payments commence later than the last to occur of the date sixty (60) days after the end of the Plan Year in which the Participant (i) attains Normal Retirement Age, or (ii) terminates employment; however, if the amount of the payment required to commence on a date cannot be ascertained by that date, payment shall commence retroactively to that date and shall commence no later than sixty (60) days after the earliest date on which the amount of payment can be ascertained under the Plan.

      7.10. MINIMUM DISTRIBUTION RULES.

      (a) GENERAL RULE. Notwithstanding any provision in the Plan to the contrary, a Participant must begin receiving minimum required distributions from the Plan in accordance with this Section 7.10. Such minimum required distributions must be made from the Plan in accordance with section 401(a)(9) of the Code by April 1 of the calendar year following the later of the calendar year in which such Participant attains age 70 1/2 or the calendar year in which the Employee retires.

      (b) SPECIAL RULE APPLICABLE TO PARTICIPANTS ATTAINING AGE 70 1/2 BETWEEN 1996 AND 1999. Notwithstanding Subsection (a), a Participant who attains age 70 1/2 on or after January 1, 1996 but before December 31, 1999 may elect to commence receiving the equivalent of his minimum required distributions by April 1 of the calendar year following the calendar year in which such Participant attains age 70 1/2, or to defer receipt of all distributions under the Plan until he or she retires.

      (c) SPECIAL RULE APPLICABLE TO 5-PERCENT OWNER. A 5-percent owner of a Company, as that term is defined in section 416 of the Code, is required to begin receiving minimum required distributions under section 401(a)(9) of the Code without regard to whether he or she is still working.

      (d) APPLICATION OF SECTION 401(a)(9) OF THE CODE AND THE INCIDENTAL DEATH BENEFIT REQUIREMENT. Distributions under this Section 7.10 will be made in accordance with the regulations under section 401(a)(9) of the Code, including the regulations thereunder. Any distribution required under the incidental death benefit requirements shall be treated as a distribution required under this
            Section 7.10.

      (e) REQUIRED MINIMUM DISTRIBUTIONS MADE ON OR AFTER JANUARY 1, 2001. With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Code in accordance with the regulations under section 401(a)(9) of the Code that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under section 401(a)(9) of the Code or such other date as may be specified in guidance published by the Internal Revenue Service.

      7.11. REFUND OF ACCUMULATION ACCOUNT. A Participant may elect to receive a refund of his or her Accumulation Account at any time. In order to receive a refund of the Accumulation Account, the Participant must notify the Committee and complete such forms as the Committee prescribes at least 60 days prior to any "Distribution Date." Distribution Dates for withdrawals under this section shall be the first day of any month following timely notice to the Committee. If a Participant elects to receive a refund of his or her Accumulation Account, the Participant's Accrued Benefit shall be reduced (but not below zero) by the Actuarial Equivalent of the Accumulation Account.

      7.12. ACTUARIAL EQUIVALENCY OF ALTERNATE FORM OF PAYMENT. In converting from one form of annuity payment to another form of annuity payment under the Plan, the tables and factors in Schedule C shall be applied so that the forms of payment have the same actuarial value.

      7.13. QUALIFIED DOMESTIC RELATIONS ORDER PAYMENTS. Effective for periods commencing on or after January 1, 2002, in the case of a Qualified Domestic Relations Order payable with respect to the Cash Balance Plan, the Committee will authorize payment to the alternate payee pursuant to the terms of the Qualified Domestic Relations Order as soon as administratively feasible without regard to the time distribution would be made with respect to the affected Participant.

                                   ARTICLE 8.
                               PLAN ADMINISTRATION

      8.1. ESTABLISHMENT OF THE ADMINISTRATIVE AND INVESTMENT COMMITTEE. The general administration of the Plan and the responsibility for carrying out its provisions shall be placed in the Committee. Any member of the Committee may resign by delivering his/her written resignation to Fisher and the secretary of the Committee. The Committee shall be the plan administrator (within the meaning of Section 3 of the Act and section 414(g) of the Code) with such authority, responsibilities and obligations as the Act and the Code grant to and impose upon persons so designated. The responsibility for the formulation of the general investment practices and policies of the Plan and its related Trust and for effectuating such practices and policies shall be placed in the Committee. For purposes of the Act, the Committee shall be a "named fiduciary" under the Plan. If no Committee is appointed by the Board, Fisher shall be the plan administrator and named fiduciary of the Plan and shall have all the rights, duties and powers of the Committee set forth in this Article 8.

      No member of the Committee who is also an Employee receiving regular compensation as such shall receive any compensation for his/her services as a member of the Committee. No bond or other security shall be required of any member of the Committee in any jurisdiction. No member of the Committee shall, in such capacity, act or participate in any action directly affecting his/her own benefits under the Plan other than an action which affects the benefits of Participants generally.

      8.2. POWERS OF THE ADMINISTRATIVE AND INVESTMENT COMMITTEE. The powers of the Committee shall include, but not be limited to, the following:

      (a) appointing such committees with such powers as it shall determine, including an executive committee to exercise all powers of the Committee between meetings of the Committee;

      (b) determining the times and places for holding meetings of the Committee and the notice to be given of such meetings;

      (c) employing such agents and assistants, such counsel (who may be counsel to Fisher) and such clerical, medical, accounting, actuarial and investment services or advisers as the Committee may require in carrying out the provisions of the Plan;

      (d) authorizing one or more of their number or any agent to make any payment, or to execute or deliver any instrument, on behalf of the Committee, except that all requisitions for funds from, and requests, directions, notifications and instructions to the trustee shall be signed either by two members of the Committee or by one member and the secretary thereof;

      (e) fixing and determining the proportion of expenses of the Plan from time to time to be paid by the participating employers and requiring payment thereof;

      (f) establishing one or more subcommittees in each location at which Fisher or any of its Affiliates does business, appointing the members of any such subcommittees, in such number and for such service as the Committee shall deem appropriate, and delegating any power or duty granted to the Committee by the Plan to any such subcommittees;

      (g)   appointing and removing the trustee pursuant to a trust Agreement;

      (h) receiving and reviewing reports from the Trustee as to the financial condition of the Trust, including its receipts and disbursements;

      (i) executing and filing with the appropriate governmental agencies such registration and other statements, forms, applications, notifications, and other documents or information as the Committee may from time to time deem appropriate in connection with the Plan;

      (j) approving the adoption of the Plan by any Affiliate of Fisher in accordance with Article 11;

      (k)   amending the Plan to the extent provided in Article 10;

      (l) directing the Trustee, or appointing one or more investment managers to direct the Trustee, subject to the conditions set forth in the trust agreement and in this Article, in all matters concerning the investment of the Trust;

      (m) authorizing one or more of their number or any agent to make any payment, or to execute or deliver any instrument, on behalf of the Committee, except that all requisitions for funds from, and requests, directions, notifications and instructions to the trustee shall be signed either by two members of the Committee or by one member and the secretary thereof;

      (n) receiving and reviewing reports from the trustee as to the financial condition of the Trust, including its receipts and disbursements; and

      (o) employing such agents and assistants, such counsel (who may be counsel to Fisher) and such clerical, accounting, actuarial and investment services or advisers as the Committee may require in carrying out its responsibilities under the Plan.

      8.3. DUTIES OF THE ADMINISTRATIVE AND INVESTMENT COMMITTEE. The Committee shall have the general responsibility for administering the Plan and carrying out its provisions. Subject to the limitations of the Plan, the Committee from time to time shall establish rules for the administration of the Plan and the transaction of its business and shall promulgate such rules as may be necessary to effectuate the funding policy and method established pursuant to Section 9.2. In matters of administration, interpretation and application not reserved to Fisher or the Company, the Committee, in its sole discretion, shall determine all such matters. It shall be the duty of the Committee to notify the trustee in writing of the amount of any benefit which shall be due to any Participant and in what form and when such benefit is to be paid. The Committee may at any time or from time to time with respect to the Plan require the trustee, by a written direction to purchase one or more annuities, in specific amounts, in the names of Participants, their Spouses, their contingent annuitants, and/or their beneficiaries from an insurance company designated by the Committee.

      8.4. ACTIONS BY THE COMMITTEE OR A SUBCOMMITTEE. The majority of the members of the Committee, but no fewer than two, or a subcommittee established pursuant to Section 8.2(f) (a "subcommittee") shall constitute a quorum for the transaction of business at any meeting. Resolutions or other actions made or taken by the Committee or subcommittee shall require the affirmative vote of a majority of the members of the Committee or subcommittee attending a meeting, or by a majority of members in office by writing without a meeting. Effective January 1, 2000, if a Committee or a subcommittee consists of the minimum two members, a resolution or other action made or taken by such Committee or subcommittee shall require the unanimous vote of such members or by unanimous written consent of such members without a meeting. Notwithstanding the foregoing, any two members of a subcommittee may act as the subcommittee without a meeting or notice of a meeting.

      8.5. ACTUARIAL TABLES AND STUDIES. The Committee shall adopt from time to time such actuarial tables as may be required in connection with the Plan. As an aid to the Committee in adopting tables and to Fisher or a Company in fixing the rates of its contribution payable under the Plan, the actuary (who shall be enrolled by the Joint Board for the Enrollment of Actuaries established under the Act) designated by the Committee shall make periodic actuarial studies in relation to the Plan, and shall recommend tables to the Committee and rates of contribution to the Company.

      8.6. ACTION TAKEN IN GOOD FAITH. To the extent permitted by the Act, the members of the Committee, the Companies and their respective officers and directors shall be entitled to rely upon all tables, valuations, certificates, and reports furnished by the actuary, upon all certificates and reports made by any accountant or by the Trustee, upon all opinions given by any legal counsel selected or approved by the Committee; and upon all opinions given by any investment adviser selected or approved by the Committee, and the members of the Committee, the Companies and their respective officers and directors shall be fully protected in respect of any action taken or suffered by them in good faith in reliance upon any such tables, valuations, certificates, reports, opinions or other advice of any actuary, accountant, trustee, investment adviser or legal counsel, and all action so taken or suffered shall be conclusive upon each of them and upon all Participants and Employees.

      8.7. INDEMNIFICATION. To the extent not contrary to the Act, Fisher shall indemnify the Committee and its members and any other director, officer or employee of a Company who is designated to carry out any responsibilities under the Plan for any liability, joint and/or several, arising out of or connected with their duties hereunder, except such liability as may arise from their gross negligence or willful misconduct.

      8.8. BENEFIT APPLICATION AND CLAIMS PROCEDURE.

      (a) A Participant or Beneficiary shall apply for benefits in accordance with the procedures outlined herein or with any such procedures as may be established by the Committee from time to time.

      (b) A Participant or Beneficiary shall apply for benefits by filing with the Committee a signed, written request specifically identifying the benefits requested and describing all facts and circumstances entitling him or her to payment.

      (c) Within ninety days after receipt of such an application, the Committee shall notify the applicant of its decision. If special circumstances require an extension of time, the Committee shall notify the applicant of such circumstances within ninety days after receipt of the application, and the Committee shall thereafter notify the applicant of its decision within 180 days after receipt of the application. If the application is denied in whole or in part, the Committee's notice of denial shall be in writing and shall state:

            (1) the specific reasons for denial with specific reference to pertinent Plan provisions upon which the denial was based;

            (2) a description of any additional materials or information necessary for the applicant to perfect his or her claim and an explanation of why the materials or information are necessary; and

            (3)   an explanation of the Plan's claim review procedure.

      (d) During the sixty-day period following an applicant's receipt of a notice of denial of his or her application for benefits, the applicant or his or her duty authorized representative may review pertinent documents and within sixty (60) days submit a written request to the Committee for an appeal of the denial. An applicant requesting an appeal, or his or her duly authorized representative, may submit issues and comments in writing to the Committee. The Committee shall consider the merits of the applicant's presentations, the merits of any facts or evidence in support of the denial of benefits, and such other facts and circumstances as the Committee shall deem relevant; and shall render a decision as to the merit of the appeal and the claim. Within sixty (60) days after receipt of the request for appeal, the Committee shall issue a written decision to the applicant. If special circumstances require an extension of time, the Committee shall issue a written decision no later than 120 days after receipt of the request for appeal. The Committee's decision shall include specific reasons for the decision, written in a manner calculated to be understood by the applicant, and contain specific references to the pertinent Plan provisions upon which the decision is based.

      8.9. RESPONSIBILITIES OF NAMED FIDUCIARIES OTHER THAN THE COMMITTEE. The Trustee shall have such responsibilities with respect to the operation of the Plan as are set forth in the trust agreement. Any investment adviser which the Committee may employ shall have the responsibility to direct the trustee in investing and reinvesting the Trust (or that portion thereof specified by the Committee in the instrument appointing such adviser) and to report the book value and fair market value of each asset in the Trust (or such portion thereof) to the Committee periodically, as such responsibilities may be more fully described in the trust agreement.

      8.10. ALLOCATION OF RESPONSIBILITIES. The description of the responsibilities and of powers of the Committee and the description of the responsibilities of the trustee contained in the foregoing provisions of this
Article 8 shall constitute, for purposes of the Act, procedures for allocating responsibilities operation and administration of the Plan among named for the fiduciaries.

      8.11. DESIGNATION OF PERSONS TO CARRY OUT RESPONSIBILITIES OF NAMED FIDUCIARIES. The Committee, the trustee and any investment adviser which the Committee may employ may, except as to responsibilities involving management and control of assets held in the Trust, designate one or more other persons to carry out any or all of their respective responsibilities under the Plan, provided that such designation shall be made in writing, filed with the Plan's records and made available for inspection upon request by any Participant or beneficiary under the Plan.

                                   ARTICLE 9.
                                    FUNDING

      9.1. TRUST. For the purpose of funding the retirement benefits provided for herein, Fisher has entered into a trust agreement with the trustee. All contributions hereunder shall be paid to the trustee and all benefits hereunder will be paid from the Trust. Expenses of the Plan shall be payable from the Trust if not paid by the Company.

      9.2. FUNDING POLICY AND METHOD. The Committee shall establish a funding policy and method consistent with the objectives of the Plan and the requirements of the Act.

      9.3. CHANGE OF FUNDING MEDIUM. Fisher shall have the right to change at any time the means through which the Plan provides benefits, including changing the trustee. No such change shall constitute a termination of the Plan or result in the diversion to a Company of any funds previously contributed.

                                  ARTICLE 10.
                          PLAN AMENDMENT OR TERMINATION

      10.1. AMENDMENT OF PLAN. Fisher reserves the right to terminate, or to modify, alter or amend the Plan or the trust agreement from time to time to any extent that it may, at its sole and complete discretion, deem advisable including, but without limiting the generality of the foregoing, any amendment deemed necessary to qualify or to ensure the continued qualification of the Plan under the Code. The foregoing right shall be exercised only by action of the Board of Directors or by action of an officer of Fisher with later ratification by the Board, except that the Committee, by a written instrument, duly executed by a majority of its members, may make (a) any amendment which may be necessary or desirable to ensure the continued qualification of the Plan and its related trust under the Code or which may be necessary to comply with the requirements of the Act, or any regulations or interpretations issued by the Department of Labor or the Internal Revenue Service with respect to the requirements of the Act or the Code, (b) any amendment which is required by the provisions of a collective bargaining agreement between a Company or Fisher and its employees and (c) any other amendment which will not involve an estimated annual cost under the Plan (determined at the time of the amendment in a manner consistent with the requirements of the Act) in excess of $500,000. No such amendment shall increase the duties or responsibilities of the trustee without its consent thereto in writing. No such amendment shall have the effect of diverting the whole or any part of the principal or income of the Trust to Purposes other than for the exclusive benefit of Participants and others having an interest in the Plan, prior to the satisfaction of all liabilities with respect to them.

      No amendment to the Plan, including a change in the actuarial basis for determining optional or early retirement benefits, shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a Participant's Accrued Benefit may be reduced to the extent permitted under section 412(c)(8) of the Code.

      10.2. TERMINATION FROM PLAN BY A COMPANY. Each Company, other than Fisher, shall have the right to terminate its participation in the Plan by resolution of its board of directors or other appropriate governing body with notice in writing to Fisher, unless such termination would result in disqualification of the Plan or would adversely affect the exempt status of the Plan as to any other Company. If contributions by or on behalf of a Company are completely terminated, the Plan shall be deemed terminated as to such Company. In the event of such a termination by a Company, the Plan shall be governed by Articles 10.3 and 10.4 in regard to the Participants and Beneficiaries whose interests are affected by the termination, except that the termination shall not be a termination as to any other Company. In the alternative, the Company terminating its participation in the Plan may request a spin-off of assets attributable to its Employees, as determined by the Plan's actuary, provided that the spin-off is to another retirement plan that is qualified under section 401(a) of the Code and all applicable provisions of the law are satisfied.

      10.3. VESTING UPON TERMINATION. If the Plan is terminated by Fisher or if contributions to the Plan are permanently discontinued, the Plan shall terminate as to all Companies and the Plan's assets shall be used first, subject to the payment of expenses and taxes, for the benefit of Participants and Beneficiaries. The Accrued Benefit of each affected

Participant shall be fully vested and nonforfeitable to the extent funded. In the event of the partial termination of the Plan, each affected Participant's Accrued Benefit, to the extent funded, shall be fully vested and nonforfeitable.

      10.4. DISTRIBUTIONS BY TRUSTEE. In the event of the termination of the Plan in accordance with Section 4041 of the Act, the assets of the Plan shall be distributed in accordance with Section 4044 of the Act and any regulations issued thereunder. In order that the assets of the Plan may be properly allocated, the total benefits payable under the Plan shall be divided with respect to each Participant among the priority categories (a) through (g) set forth below. Each Participant's benefit assigned to a particular priority category shall then be separated between basic benefits and non-basic benefits. The Committee shall then value each type of benefit in each priority category in accordance with the valuation factors prescribed by the PBGC, and shall then allocate the assets of the Plan sequentially to the following priority categories:

      (a) That portion of each Participant's Accrued Benefit which is derived from his or her voluntary employee contributions.

      (b) That portion of each Participant's Accrued Benefit which is derived from his or her mandatory employee contributions.

      (c) Those benefits, excluding any increases resulting from Plan amendments during the preceding five (5) years, payable as an annuity to all Participants and Beneficiaries:

            (1)   to whom benefits have been in pay status for at least three
                  (3) years prior to the date of Plan termination, taking the lowest benefit in pay status during the three (3) year period; and

            (2) to whom any other benefits would have been in pay status as of the beginning of the three (3) year period had an eligible Participant actually retired on a retirement date prior to the beginning of the three (3) year period, as if the benefits had commenced as a QJSA or QPSA at the beginning of the three (3) year period.

      (d) Those benefits, other than benefits payable pursuant to (b) and (c) immediately above, to which Participants or their Beneficiaries are entitled, or would be entitled if their employment were terminated on the date of Plan termination, to the extent the benefits are guaranteed by PBGC.

      (e) All other benefits in which a Participant is vested as of the date of Plan termination; provided, however, that if the Plan assets are insufficient to satisfy in full the benefits provided pursuant to category (d), the available assets shall be allocated in accordance with the last paragraph of this Section 10.4.

      (f)   All other benefits provided for under the Plan.

      (g) If any assets remain as a result of "actuarial error" (as defined in the Code and underlying regulations) after complete allocation pursuant to this paragraph, the remaining assets shall be paid to Fisher.

      In the event Plan assets are insufficient to provide in full the benefits of the entire class of individuals described within any priority category other than priority category (e) above, the available assets for the class shall be allocated among the Participants of that class and their Beneficiaries, pro rata on the basis of the present value (as of the Plan termination date) of their respective benefits.

      In the event that the assets available for allocation under (e) above are insufficient to satisfy in full the benefits of Participants eligible under it, the available assets for that class shall be allocated on the basis of the benefits of Participants of that class and their Beneficiaries, based upon the Plan as in effect at the beginning of the five (5) year period ending on the date of Plan termination; or if additional assets remain available for allocation under (e) above, the available assets shall be allocated on the basis of the Plan as amended by the most recent Plan amendment effective during the five (5) year period, under which the assets available for allocation are sufficient to satisfy in full the benefits of the class of individuals described in (e) above and any assets thereafter remaining to be allocated under (e) above shall be allocated on the basis of the Plan as amended by the next succeeding Plan amendment effective during the five (5) year period.

      In the event the assets of the Plan exceed the amount necessary to satisfy all benefit liabilities under the Plan, or if residual assets result from erroneous actuarial computations, all excess assets will be distributed to the Company pursuant to Section 4044 of the Act and the Code.

      10.5. MERGER. In the case of any merger or consolidation of the Plan with, or any transfer of the assets or liabilities of the Plan to any other plan qualified under section 401 of the Code, the terms of such merger, consolidation or transfer shall be such that each Participant in the Plan would receive (in the event of termination of the Plan or its successor immediately thereafter) a benefit which is no less than the benefit which such Participant would have received in the event of termination of the Plan immediately before the merger, consolidation or transfer.

      10.6. PROTECTED ACCRUED BENEFITS. Notwithstanding any other provision of the Plan, an amendment to the Plan (a) which eliminates or reduces an early retirement benefit, if any, or which eliminates or reduces a retirement-type subsidy (as defined in regulations issued by the

Department of the Treasury), if any, or (b) which eliminates an optional form of benefit shall not be effective with respect to benefits attributable to service before the amendment is adopted. In the case of a retirement-type subsidy, this Article shall apply only to a Participant who satisfies, either before or after the amendment, the preamendment conditions for the subsidy.

      10.7. COMPANY ACQUISITIONS. With respect to periods commencing on or after July 1, 1999, if the Company acquires the assets or stock of another entity and either employs some or all of the former employees of such entity, or such individuals are employed by an Affiliate, the Committee shall have authority to grant such individuals retroactive vesting and/or eligibility service in such amounts as the Committee shall deem appropriate. Grants of service shall be made by written resolution of the Committee, and shall be applied uniformly within each acquired employee group or subgroup. Notwithstanding the forgoing, the Committee shall not have authority to grant such retroactive service if the estimated annual cost of such action is in excess of $500,000, or if to do so would discriminate in favor of Highly Compensated Employees.

      10.8. PRE-TERMINATION RESTRICTIONS.

      (a) Restriction of Benefits Upon Plan Termination. If the Plan shall be terminated, the benefit of any highly compensated active or former employee shall be limited to a benefit that is nondiscriminatory under section 401(a)(4) of the Internal Revenue Code.

      (b) Restrictions on Distributions. For Plan Years beginning on or after January 1, 1994, benefits distributed to any of the 25 most highly compensated active and highly compensated former employees with the greatest compensation in the current or any prior year are restricted such that the annual payments shall not exceed an amount equal to the payments that would be made to or on behalf of the employee under a straight life annuity that is the actuarial equivalent of the sum of the employee's accrued benefit, the employee's other benefits under the Plan (other than a social security supplement, within the meaning of Treasury Department Regulation 1.411(a)-7(c)(4)(ii)), and the amount the employee is entitled to receive under a social security supplement.

      (c) Unrestricted Distributions. The provisions of Section 10.8 shall not apply if: (i) after the payment of the benefit to an employee described in Section 10.8, the value of plan assets equals or exceeds 110% of the value of current liabilities, as defined in section 412(1)(7) of the Internal Revenue Code, (ii) the value of the benefits for an employee described in Section 10.8 is less than 1% of the value of current liabilities before distribution, or (iii) the value of the benefits payable under the Plan to an employee described in Section 10.8 does not exceed $3,500.

      (d) Discontinuance of This Section. In the event that it shall be determined by statute or by ruling by the Commissioner of Internal Revenue that the provisions of any of Section 10.8 are no longer necessary to qualify the Plan under the Internal Revenue Code, this
            Section 10.8 shall thereupon be void without the necessity of further amendment of the Plan.

                                  ARTICLE 11.
                         ADOPTION OF PLAN BY AFFILIATES

      Any corporation or other business entity related to Fisher by function or operation and any Affiliate, if the corporation, business entity or Affiliate is authorized to do so by the Committee, may adopt the Plan by action of its board of directors or other appropriate governing body. Any adoption shall be evidenced by certified copies of the resolutions of the board of directors or governing body confirming the adoption and by the execution of the Plan by the adopting corporation, or business entity or Affiliate. Notwithstanding the foregoing, if the Plan as adopted by an Affiliate or other corporation or business entity under the foregoing provisions shall fail to receive the initial approval of the Internal Revenue Service as a qualified plan and trust under sections 401(a) and 501(a) of the Code, any contributions by the Affiliate or other corporation or business entity after payment of all expenses will be returned to such Company free of any trust, and the Plan shall terminate as to the adopting Affiliate or other corporation of business entity.

                                   ARTICLE 12.
                                  MISCELLANEOUS

      12.1. LIMITATION OF ASSIGNMENT. No benefit payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge a benefit shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for, or against, such person, and the same shall not be recognized under the Plan, except to such extent as may be required by law. Notwithstanding the above, this section shall not apply to a "qualified domestic relations order" (as defined in section 414(p) of the Code), and benefits may be paid pursuant to the provisions of such an order. The Committee shall develop procedures (in accordance with applicable federal regulations) to determine whether a domestic relations order is qualified, and, if so, the method and procedures for complying therewith.

      12.2. LEGALLY INCOMPETENT DISTRIBUTEE. Whenever any benefit payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Committee need not require the appointment of a guardian or custodian, but is authorized to cause the benefit (a) to be paid to the person having custody of such minor or incompetent, without intervention of a guardian or custodian, (b) to pay the benefit to a legal guardian or custodian of such minor or incompetent if one has been appointed, or (c) to use the payment for the benefit of the minor or incompetent.

      12.3. UNCLAIMED PAYMENTS. If the Committee is unable, after reasonable and diligent effort, to locate a Participant, Spouse, or Beneficiary who is entitled to payment under the Plan, the payment due such person shall be forfeited after three years. If such person later files a claim for such benefit, and is determined by the Committee to have a legal right to the benefit, the benefit shall be reinstated. Unless required by law, in no event shall benefits be paid retroactively for the period during which such benefits were payable, but unclaimed.

      12.4. NOTIFICATION OF ADDRESSES. Each Participant and Beneficiary shall from time to time file with the Committee in writing his or her address or any change of address. Any communication, statement, or notice mailed to the last address filed with the Committee, or if no such address was filed with the Committee, to the last address shown on the Company's records, will be binding on the Participant or Beneficiary for all purposes, and neither the Committee nor the Company shall be obliged to search for or ascertain the whereabouts of any Participant or Beneficiary.

      12.5. NOTICE OF PROCEEDINGS AND EFFECT OF JUDGMENT. In any application, proceeding or action in any court, no Participant or other person having any interest in the Plan shall be entitled to any notice or service of process except as required by law. Any judgment or decree entered on account of such application, proceeding or action shall be binding and conclusive upon all persons claiming under this Plan.

      12.6. SEVERABILITY. If any provisions of this Plan are held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal and invalid provisions were not included.

      12.7. PROHIBITION AGAINST DIVERSION. At no time shall any part of the assets of the Plan revert to the Company or be used for or diverted to purposes other than the exclusive benefit of Participants or their Beneficiaries, subject, however, to the payment of all taxes and administrative expenses and subject to the provisions of the Plan with respect to returns of contributions and excess assets on plan termination.

      12.8. LIMITATION OF RIGHTS. Participation in the Plan shall not give any Employee any right or claim except to the extent that such right is specifically fixed under the terms of the Plan. The adoption of the Plan by a Company shall not be construed to give any Employee a right to continue in the employ of a Company or to interfere with the right of a Company to terminate the employment of the Employee at any time.

      12.9. CONTROLLING LAW. The laws of the State of New Hampshire, where Fisher has its principal office, shall be the controlling state law in all matters relating to the Plan and shall apply to the extent not preempted by the laws of the United States of America.

      12.10. MISTAKE OF FACT.

      (a) To the extent permitted by the Code and other applicable laws and regulations thereunder, and upon a Company's request, a contribution which was made by reason of a mistake of fact, or which was conditioned upon the deductibility of the contribution under section 404 of the Code, shall be returned to the Company within one (1) year after the payment of the contribution, or the disallowance of the deduction (to the extent disallowed), whichever is applicable. The amount to be returned to the Company shall be the excess of the contribution above the amount that would have been contributed had the mistake of fact or the mistake in determining the deduction not occurred, less any net loss attributable to the excess. Any net income attributable to the excess shall not be returned to the Company.

      (b) The Company shall also have available, to the extent permitted by federal common law, all remedies providing for a return of contributions made by reason of a mistake of fact, or otherwise, including but not limited to restitution.

      12.11. PAYMENT OF EXPENSES. All expenses that shall arise in connection with the administration of this Plan and the trust agreement, including, but not limited to, the compensation of the trustee and of any actuary, accountant, counsel, investment adviser, other expert or other person who shall be employed by the Committee in connection with the administration thereof, shall be paid from the Trust or by the Company; provided, however, that no person who is employed by any Company shall receive any compensation from the Plan except for reimbursement of expenses properly and actually incurred.

      12.12. ERRORS IN PAYMENT. If any error shall result in the payment to any retired Participant or other person of more or less than he/she would have received but for such error, the Committee shall be authorized to correct such error and to adjust the payments as far as possible in such manner that the Actuarial Equivalent of the benefits to which such retired participant or other person was correctly entitled shall be paid.

      12.13. USERRA AND CODE SECTION 414(u) COMPLIANCE. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code, effective as of December 12, 1994.

                                   ARTICLE 13.
                              TOP-HEAVY PROVISIONS

      13.1. EFFECTIVE DATE. The provisions of Sections 13.4, 13.5 and 13.6 shall become effective and supersede any conflicting Plan provisions if the Plan becomes "Top-Heavy," as defined in Section 13.3. In the event the Plan becomes Top-Heavy but later ceases to be Top-Heavy, such provisions shall be no longer effective until such time, if any, as the Plan again becomes Top-Heavy.

      13.2. DEFINITIONS.

      (a) Top-Heavy Determination Date. The Top-Heavy Determination Date for a Plan Year shall be the last day of the preceding Plan Year. Notwithstanding the foregoing, the Top-Heavy Determination Date for the initial Plan Year shall be the last day of the first Plan Year.

      (b) Key Employee and Non-Key Employee. A Key Employee for a Plan Year shall be any Participant who, at any time during the Plan Year or any of the four preceding Plan Years, is or was (1) an officer of a Company having Compensation in excess of 150% of the dollar limitation in effect under section 415(c)(1)(A) of the Code; (2) one of the ten employees owning (or considered as owning within the meaning of Section 318 of the Code) both more than 1/2% interest as well as one of the ten (10) largest interests in a Company and any of its Affiliates and also having Compensation in excess of the dollar limitation in effect under section 415(c)(1)(A) of the Code;
            (3) a 5-percent owner of the Company, as defined in section 416(I)(1)(13) of the Code; or (4) a 1-percent owner of the Company, as defined in section 416(I)(1)(B) of the Code, having Compensation in excess of $150,000. If a deceased Participant would have been a Key Employee for a Plan Year, then any beneficiary of such Participant shall be deemed to be a Key Employee for the Plan Year. A Non-Key Employee for a Plan Year shall be any Participant who is not a Key Employee for the Plan Year.

      (c)   Required Aggregation Group.

            (1) Each qualified plan of the Company and its Affiliates in which at least one Key Employee participates, and

            (2) Any other qualified plan of the Company and its Affiliates which enables a plan described in (1) above to meet the requirements of sections 401(a)(4) or 410 of the Code.

      (d) Permissive Aggregation Group. The Required Aggregation Group plus any other plan or plans of the Company that, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

      (e)   Top-Heavy Ratio.

            (1) If the Company maintains one or more defined contribution plans and has not maintained any defined benefit plan which, during the five-year period ending on the Top-Heavy Determination Date, has had accrued benefits, the Top-Heavy Ratio for this Plan or for a Required or Permissive Aggregation Group is a fraction, the numerator of which is the sum of the account balances of all Key Employees and the denominator of which is the sum of the account balances of all Participants. The account balances in both the numerator and denominator of the Top-Heavy Ratio include any distribution made in the five-year period ending on the Top-Heavy Determination Date and shall be adjusted to reflect any contribution not actually made as of the Top-Heavy Determination Date, but required to be taken into account on such date under section 416 of the Code and regulations thereunder.

            (2) If the Company maintains one or more defined contribution plans and maintains or has maintained one or more defined benefit plans which, during the five-year period ending on the Top-Heavy Determination Date, has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group including this Plan is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees plus the sum of the present values of accrued benefits under the aggregated defined benefit plan or plans of all Key Employees and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants plus the sum of the present values of accrued benefits under the aggregated defined benefit plan or plans of all Participants. The account balances and accrued benefits in both the numerator and denominator of the Top-Heavy Ratio shall include any distribution made in the five-year period ending on the Top-Heavy Determination Date.

                  (A) the value of account balances and the present value of accrued benefits shall be determined as of the most recent Valuation Date falling within the Plan Year ending on the Top-Heavy Determination Date, except as provided in section 416 of the Code and regulations thereunder for the first and second plan years of a defined benefit plan.

                  (B) The value of proportional subsidized benefits shall not be included in determining the present value of accrued benefits;

                  (C) the value of non-proportional subsidies shall be included.

                  (D) The accrued benefit in each plan of the Company shall be determined under the single accrual method for each plan of the Company and Affiliate, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under section 411(b)(1)(C) of the Code.

                  (E) The account balances and accrued benefits of a Participant who is a Non-Key Employee for the Plan Year but who was a Key Employee in a prior Plan Year, or who has not performed any services for any employer maintaining the Plan at any time during the five-year period ending on the Top-Heavy Determination Date, shall be disregarded.

                  (F) Calculation of the Top-Heavy Ratio including the extent to which distributions, rollovers, and transfers are taken into account shall be made in accordance with section 416 of the Code and regulations thereunder.

                  (G) When aggregating plans, the value of account balances and present values of accrued benefits shall be calculated with reference to the Top-Heavy Determination Dates that fall within the same calendar year.

            (3) If any individual has not performed services for the Company at any time during the 5-year period ending on the Determination Date, any Accrued Benefit of the individual shall not be taken into account under this Article 13.

      (f) Average Compensation. Compensation shall be the average of the Participant's Compensation (determined in accordance with section 415 of the Code) for the period of consecutive Years of Service, not to exceed 5, for which the Participant's Compensation was the highest, excluding Years of Service completed before January 1, 1984 and Years of Service beginning after the end of the last Plan Year in which the Plan was Top-Heavy.

      (g) Valuation Date. The date on which the liabilities and assets of the Plan are valued for purposes of computing Plan costs.

      13.3. TOP-HEAVY PLAN. The Plan shall be considered Top-Heavy if any of the following conditions exist:

      (a) The Top-Heavy Ratio of the Plan exceeds sixty percent and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group;

      (b) The Plan is a part of a Required Aggregation Group, but not part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the Required Aggregation Group exceeds sixty percent; or

      (c) The Plan is a part of a Permissive Aggregation Group, but not part of a Required Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent.

      13.4. REQUIRED MINIMUM BENEFIT.

      (a) Except as provided in subsections (b) and (c) below, the Accrued Benefit of each Participant who is a Non-Key Employee shall at least equal the Required Minimum Benefit, which shall be the product of the Participant's Average Compensation and the lesser of twenty (20) percent or two (2) percent per Year of Service during which the Plan was not Top-Heavy.

      (b) The Required Minimum Benefit shall accrue on behalf of a Participant even though, under other Plan provisions, the Participant would not have been entitled to accrue a benefit. Notwithstanding the foregoing, a Participant shall not be entitled to accrue a Required Minimum Benefit if he or she has not completed 1,000 Hours of Service in the Plan Year for which the Plan is Top-Heavy.

      (c) A Participant shall not be entitled to a Required Minimum Benefit to the extent that he or she is covered under any other plan of the Company that meets the minimum contribution or minimum benefit requirement applicable to top-heavy plans under section 416 of the Code and regulations thereunder.

      13.5. TOP-HEAVY VESTING.

      (a) As of the first day of any Plan Year in which the Plan is Top-Heavy, the portion of a Participant's Accrued Benefit which shall be nonforfeitable upon resignation or dismissal shall be computed according to the following schedule:

                       Vested Percentage
  Participant's         of Participant's
Years of Service        Accrued Benefit
----------------       -----------------
  Fewer than 2                 0%
        2                     20%
        3                     40%
        4                     60%
        5                     80%
    6 or more                100%

      (b) If the Plan ceases to be Top-Heavy, the Accrued Benefit of a Participant who at that time has less than three (3) Years of Service shall thereafter be computed under the Plan's regular 5-year cliff vesting schedule instead of the schedule contained in this 13.5; provided, however, that such Participant's nonforfeitable percentage shall not be reduced below the nonforfeitable percentage the Participant had at the time the Plan ceased to be Top-Heavy. If the Plan ceases to be Top-Heavy, the Accrued Benefit of a Participant who at that time has three (3) or more years of Service shall continue to be determined under the schedule contained in this 13.5.

      13.6. COORDINATION WITH CODE SECTION 415. For Plan Years beginning before January 1, 2000.

      (a) Except as provided in subsection (b) below, for any Plan Year in which the Plan is Top-Heavy, sections 415(e)(2)(B) and 415(e)(3)(B) of the Code shall be applied by substituting "1.0" for "1.25," and section 415(e)(6)(B)(I) of the Code shall be applied by substituting "$41,500" for "$51,875."

      (b) Subsection (a) above shall not apply if the Plan meets the requirements of section 416(h)(2) of the Code with respect to the year the Plan is Top-Heavy.

                                   ARTICLE 14.
                                MAXIMUM BENEFITS.

      14.1. GENERAL RULE. The Annual Benefit payable under this Plan to a Participant at any time shall not exceed the Maximum Permissible Amount. "Maximum Permissible Amount" shall mean the lesser of:

            (i) $90,000, as adjusted by the Secretary of the Treasury for each calendar year, with the new limitation to apply to limitation years ending within the calendar year of the date of the adjustment (the "Dollar Limitation"); or

            (ii) 100 percent of the Participant's Highest Average Compensation (the "Compensation Limitation"), as adjusted by the Secretary of the Treasury in the case of a Participant who has separated from service.

      The limitations in (i) and (ii) above are sometimes referred to herein as the "Code Section 415(b) limitations."

      14.2. REDUCTION FOR LESS THAN TEN YEARS OF PARTICIPATION OF EMPLOYMENT. If the Annual Benefit commences when the Participant has less than ten years of participation in this Plan or any predecessor plan to this Plan, the Dollar Limitation shall be reduced by one-tenth for each year less than ten, but in no event shall be less than one-tenth of the unreduced Dollar Limitation.

      If the annual benefit commences when the Participant has fewer than ten years of participation in the Plan, the Compensation Limitation shall be reduced by one-tenth for each year of service less than ten, but in no event shall be less than one-tenth of the unreduced Compensation Limitation.

      14.3. ADJUSTMENT IF THE ANNUAL BENEFIT COMMENCES BEFORE OR AFTER SOCIAL SECURITY RETIREMENT AGE. If the payment of benefits under this Plan commences before or after the Participant's Social Security Retirement Age, the Dollar Limitation shall be adjusted as provided in this subsection.

      Generally, the age-adjusted Dollar Limitation is the actuarial equivalent of the Dollar Limitation payable at the Participant's Social Security Retirement Age, as calculated under (i), (ii), or following, whichever is applicable:

            (i) IF THE AGE AT WHICH THE BENEFIT IS PAYABLE IS 62 OR GREATER, BUT LESS THAN THE PARTICIPANT'S SOCIAL SECURITY RETIREMENT
                  AGE:

      The age-adjusted Dollar Limit is determined by reducing the Dollar Limitation at the Participant's Social Security Retirement Age (i.e., $90,000, as adjusted by the Commissioner) using factors that are consistent with the factors used to reduce old-age insurance benefits under the Social Security Act. Thus, the Dollar Limitation at the Participant's Social Security Retirement Age is reduced by 5/9ths of 1 percent for each of the first 36 months by which the benefit commencement precedes the month in which the Participant's Social Security Retirement Age is attained, and by 5/12ths of 1 percent for each additional month.

            (ii)  IF THE AGE AT WHICH THE BENEFIT IS PAYABLE IS LESS THAN 62:

            The age-adjusted Dollar Limitation is determined by reducing the age-adjusted Dollar Limitation at age 62, as calculated in the preceding paragraphs, on an actuarially equivalent basis. First, reduce the age-adjusted Dollar Limitation at age 62 using the interest rate and mortality table, or tabular factors, as applicable, which are set forth in the Plan for the reduction of benefits for early retirement benefits under the Plan. Second, reduce the age-adjusted Dollar Limitation at age 62 using 5 percent interest and the Applicable Mortality Table. Use the lesser of the amounts determined under the two preceding sentences as the age-adjusted Dollar Limitation under this paragraph (ii).

            (iii) IF THE AGE AT WHICH THE BENEFIT IS PAYABLE IS GREATER THAN THE
                  PARTICIPANT'S SOCIAL SECURITY RETIREMENT AGE:

            The age-adjusted Dollar Limitation is determined by increasing the Dollar Limitation at the Participant's Social Security Retirement Age on an actuarially equivalent basis. The increased age-adjusted Dollar Limitation shall be the lesser of the equivalent amount computed using the interest rate and mortality table set forth in
            Section 1.4 that is used for Actuarial Equivalence for Deferred Retirement Benefits under the Plan and the equivalent amount computed using 5 percent interest and the Applicable Mortality Table.

      14.4. SPECIAL RULES.

            (i)   ALL PLANS A SINGLE PLAN:

            For purposes of the Maximum limitations of this Section, all defined benefit plans maintained by a Company shall be considered as a single defined benefit plan, and all defined contribution plans maintained by a Company shall be considered a single defined contribution plan.

            (ii)  COMBINED PLAN LIMITATIONS:

            For limitation years beginning before January 1, 2000, if a Company maintains, or has at any time maintained, one or more qualified defined contribution plans covering any Participant in this Plan, the sum of the Participant's Defined Contribution Fraction and Defined Benefit Fraction shall not exceed 1.0 in any limitation year, and the annual benefit otherwise payable to the Participant under this Plan, and not the defined contribution plan, shall be frozen or reduced to the extent necessary, so that the sum of such fractions shall not exceed 1.0.

      14.5. DEFINITIONS. For purposes of this Section 5.8, the following definitions shall apply:

            (i) ANNUAL ADDITIONS: means the sum of the following amounts credited to a Participant's account under a defined contribution plan for the limitation year:

                  (A)   Company contributions;

                  (B)   Forfeitures;

                  (C) Nondeductible employee contributions; provided, however, that the annual addition for any limitation year beginning before January 1, 1987, shall not be recomputed to treat nondeductible employee contributions as an annual addition; and

                  (D) Amounts described in sections 415(1)(1) and 419A(d)(2) of the Code.

            (ii) ANNUAL BENEFIT: means a retirement benefit under the Plan which is payable annually in the form of a straight life annuity. If a participant's benefit is payable in a Non-Annuity Benefit Form, whether as the normal form of benefit or as an optional form which the Participant or his Beneficiary elects, the Non-Annuity Benefit form is adjusted to an Annual Benefit under either (A) or (B) below, whichever is applicable. No actuarial adjustment to the Non-Annuity Benefit Form is required for (i) the value of a qualified joint and survivor annuity; (ii) the value of benefits that are not directly related to retirement benefits (such as a disability benefit, pre-retirement death benefits, and post-retirement medical benefits); or (iii) the value of post-retirement cost-of-living increases made in accordance with the Treasury regulations.

                  (A) CONVERSION TO AN ANNUAL BENEFIT OF A NON-ANNUITY BENEFIT FORM WHICH IS NOT A FORM OF BENEFIT SUBJECT TO SECTION 417(e)(3) OF THE CODE (E.G., IS NOT A LUMP SUM):

                  To convert a Non-Annuity Benefit Form which is not a form of benefit subject to section 417(e)(3) of the Code to an Annual Benefit (i.e., a straight life annuity), first convert the Non-Annuity Benefit Form to a straight life annuity using the interest rate and mortality table, or tabular factors, as applicable, which are specified in the Plan for the Non-Annuity Benefit Form. Second, convert the Non-Annuity Benefit Form to an Annual Benefit using a 5 percent interest rate and the Applicable Mortality Table. The greater of the amounts determined under the two preceding sentences is the equivalent Annual Benefit.

                  (B) CONVERSION TO AN ANNUAL BENEFIT OF A NON-ANNUITY BENEFIT FORM WHICH IS A FORM OF BENEFIT SUBJECT TO SECTION 417(e)(3) OF THE CODE (E.G., A LUMP SUM):

                  If the Non-Annuity Benefit Form is payable in a form subject to section 417(e)(3) of the Code, the determination of the equivalent Annual Benefit is the same as in Section 5.8(e)(ii)(A) above, except that the Applicable Interest Rate is substituted for the 5 percent interest rate. Thus, the Non-Annuity Benefit Form is converted to an Annual Benefit using the interest rate and mortality table or the tabular factors, as applicable, which are set forth in the Plan, or the Applicable Interest Rate and the Applicable Mortality Table, whichever gives the greater Annual Benefit.

            (iii) APPLICABLE INTEREST RATE: shall have the meaning set forth in the definition of Actuarial Equivalent, as set forth in
                  Section 1.4 or Schedule A, as applicable.

            (iv) APPLICABLE MORTALITY TABLE: is the table prescribed by the Secretary in Revenue Ruling 95-6 or any successor thereto which prescribes the mortality table to be applied pursuant to section 415(b)(2)(E)(v) of the Code. To the extent that forfeiture does not occur upon death, the mortality decrement may be ignored prior to age 62 and must be ignored after Social Security Retirement Age, as prescribed by IRS Notice 83-10, Q&A G-3 and Q&A G-4, or any successor thereto.

            (v) COMPENSATION: means a Participant's earned income, wages, salaries, commissions and bonuses, and elective deferrals under sections 402(g)(3), 125, 457, or section 132(f), effective for limitation years commencing on or after January 1, 2001, of the Code as limited by section 401(a)(17) of the Code, and excludes the following:

                  (A) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  (B) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                  (C)   Other amounts which received special tax benefits.

            (vi) DEFINED BENEFIT FRACTION: means a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by a Company, and the denominator of which is the lesser of (i) 125 percent of the Dollar Limitation in effect for the limitation year under section 415(b)(1)(A) of the Code; or (ii) 140 percent of the Participant's Highest Average Compensation. Notwithstanding the foregoing, if the Participant was a Participant in a plan maintained by a Company and in existence on July 1, 1982, the denominator of this fraction shall not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the end of the last limitation year beginning before January 1, 1983, but determined without regard to changes in the Plan or cost-of-living increases occurring after July 1, 1982. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 of the Code for all limitation years beginning before January 1, 1983.

            (vii) DEFINED CONTRIBUTION FRACTION: means a fraction, the numerator of which is the sum of the annual additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by a Company for the current and all prior limitation years, and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of employment with the Employer (regardless of whether a defined contribution plan was maintained by a Company).

                  The maximum aggregate amount in any limitation year is the lesser of (i) 125 percent of the Dollar Limitation in effect under section 415(c)(1)(A) of the Code; or (ii) 35 percent of the Participant's Compensation for such year.

                  If the Employee was a participant in one or more defined contribution plans maintained by a Company which were in existence on July 1, 1982, the numerator of this fraction shall be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over
                  1.0 and (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1983.

           (viii) HIGHEST AVERAGE COMPENSATION: means the average Compensation for the three consecutive Years of Credited Service with a Company that produce the highest average. If the Participant has fewer than three consecutive Years of Credited Service, use the average Compensation for the Participant's actual number of consecutive years of employment with a Company.

            (ix)  LIMITATION YEAR: means the Plan Year.

            (x) NON-ANNUITY BENEFIT FORM: means a benefit, whether a normal form or an optional form, which is not payable in a straight life annuity for the life of the Participant.

            (xi) PROJECTED ANNUAL BENEFIT: means the annual benefit to which the Participant would be entitled under the terms of the Plan assuming (i) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and (ii) the Participant's Compensation for the current limitation year and all other relevant factors used to determine benefits under the Plan will remain constant for all future limitation years.

            (xii) SOCIAL SECURITY RETIREMENT AGE: means the age used as the retirement age for a Participant under Section 216(l) of the Federal Social Security Act, except that such Section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(l)(2) of such Act were 62.

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

                                   ARTICLE 15.
                                    SCHEDULES

      15.1. PURPOSE. A Participant's Prior Plan Accrued Benefit, if any, shall be determined in accordance with the applicable attached Schedule. The Schedules are intended to supplement the Plan.

      IN WITNESS WHEREOF, the Fisher Scientific International Inc. Retirement Plan is executed on this 22nd day of February, 2002.

                                         FISHER SCIENTIFIC INTERNATIONAL INC.

                                         By: /s/  Todd M. DuChene
                                             ___________________________________

                                         Title: Vice President, General Counsel
                                                ________________________________

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